                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 21, 2001
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                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-73446-01            59-3170055
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida             32256
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (904) 944-1212
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________________________________________________________________________________
          (Former Name or Former Address, if Change Since Last Report:)

Item 5.   Other Events
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Documents incorporated by Reference

     The consolidated financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2000 and the unaudited consolidated financial statements of Financial Security Assurance Holdings Ltd. and its subsidiaries as of September 30, 2001, and for the nine months period ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2001 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (Nos. 333-73446 and 333-73446-01) of the Registrants; and (iii) the Prospectus Supplement dated December 20, 2001 and Prospectus dated December 13, 2001, relating to EQCC Asset Backed Certificates, Series 2001-2, and shall be deemed to be part hereof and thereof.

     All financial statements of the Financial Security Assurance Holdings Ltd. included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

Item 7.   Financial Statements and Exhibits
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Item 601(a)
of Regulation S-K
Exhibit No.                        Description
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(EX-23)                            Consent of PricewaterhouseCoopers, LLP,
                                   independent auditors of Financial Security
                                   Assurance Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 21, 2001                         EQCC Receivables CORPORATION

                                                By:   /s/ Todd Rosenthal
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                                                Name:  Todd Rosenthal
                                                Title: Senior Vice President

                                INDEX TO EXHIBITS

Exhibit No.            Exhibit Description           Paper (P) or Electronic (E)
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  (EX-23)                   Consent of                           E
                   PricewaterhouseCoopers, LLP,
                      independent auditors of
                 Financial Security Assurance Inc.